UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2012

ABAKAN INC.

(Exact name of registrant as specified in its charter)

Nevada

000-52784

98-0507522

(State or other jurisdiction

(Commission

(IRS Employer

of incorporation)

File Number)

Identification No.)

2665 S. Bayshore Drive, Suite 450, Miami, Florida  33133

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (786) 206-5368

n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR

240.14d-2(b))

□

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR

240.13e-4(c))

ITEM 8.01

OTHER EVENTS

On June 21, 2012 Mr. Edward Schneider published an article titled Abakan: An Overvalued Short

Candidate on Seeking Alpha, a website dedicated to offering market analysis and opinions. Mr. Schneider followed up this article with another dated June 26, 2012 titled Abakan: An Overvalued Short Candidate

(Part II).

Since Mr. Schneider’s articles state that Abakan Inc.’s (the “Company”) share price is overvalued based on his own erroneous assumptions, misunderstanding of development stage companies, misplaced comparisons and incorrect factual conclusions, management has determined that it is in the best interests of its shareholders that the Company set the record straight.

Attached hereto as Exhibit 99 is a copy of that response to  be provided to the Company’s shareholders in connection with the aforesaid articles written by Mr. Schneider.

_____________________________________________________________________________________

ITEM  9.01

FINANCIAL STATEMENTS AND EXHIBITS

_____________________________________________________________________________________

(d)

Exhibits

The exhibits required to be attached by Item 601 of Regulation S-K are filed herewith.

Exhibit No.

Page No.

Description

99

Attached

Management’s Response to Shareholders in Connection with the Edward

Schneider Article of June 21, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Abakan Inc.

Date

By: /s/ Robert H. Miller

June 28, 2012

Name: Robert H. Miller

Title: Chief Executive Officer

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